Regence
Life and Health
Insurance Company

                                    Regence
                       Life and Health Insurance Company
                             Broker/Agent Agreement

THIS AGREEMENT is entered into by and between Regence Life and health Insurance Company (the "Company" an Oregon corporation and affiliate of The Regence Group, and FRINGE BENEFIT ANALYSTS, LLC (the "Broker/Agent"), an insurance agent licensed in the State(s) of UTAH.


                                   (page 1 of 4)

1. BROKER/AGENT APPOINTMENT. The Company hereby grants to the Broker/Agent a non-exclusive, revocable appointment to solicit and secure applications and renewals of the Company's group health, life and disability contracts. This appointment shall not limit or prohibit the Company from granting similar appointments to other agents, nor shall it limit or prohibit the Broker/Agent from accepting appointments from other companies.

Broker/Agent agrees to comply with all federal, state and municipal laws or regulations and to pay all taxes, contributions or other sums which may be levied or assessed upon or in connection with the commissions paid to the Broker/Agent by the Company.

The Broker/Agent will diligently solicit and secure applications for the Company's group health, life and disability plans and collect and promptly transmit to the Company all initial premiums on those applications.

2. LICENSURE. The Broker/Agent warrants that he/she is duly licensed by the State (s) of UTAH as an independent insurance Broker/Agent, that no license issued to the Broker/Agent for the sale of insurance, prepaid health care. or hospital or professional benefits has ever been revoked or suspended, and that the Broker/Agent has never been convicted of any crime involving moral turpitude or dishonesty. The Broker/Agent agrees to pay all applicable license fees and taxes.

3. RELATIONSHIP OF PARTIES. The Broker/Agent is not an employee of the Company and nothing contained in this Agreement shall be construed to create the relation of employer and employee between the Company and the Broker/Agent.

4. INDEMNITY/ERRORS AND OMISSIONS INSURANCE. The Broker/Agent agrees to indemnify and hold the Company harmless from any and all liability, loss, cost, damage or expense including attorney fees and costs arising out of or attributed to the Broker/Agent's violation of this Agreement or the Broker/Agent's failure to conform to the provisions of this Agreement. The Broker/Agent shall obtain and maintain for the duration of this Agreement errors and omissions liability insurance with minimum policy limits of one million dollars. Broker/Agent will notify the Company immediately in the event of cancellation of such insurance and will request Broker/Agent's errors and omissions liability insurer to notify the Company of any cancellation of Broker/Agent's errors and omissions policy to the Company upon request. Broker/Agent will provide a copy of the face sheet from the errors and omissions policy to the Company upon request.

5. COMMISSIONS. While this Agreement remains in effect, the Company shall pay the Broker/Agent commissions for all new and renewed contracts in accordance with the rates and terms set forth in the attached Commission Schedule(s). No commissions shall be paid to the Broker/Agent on any premiums received for a contract after the contractholder has notified the Company in writing that the Broker/Agent is no longer servicing that contract. If the Broker/Agent dies, the Company will pay his/her estate any accumulated commissions which were due at the time of death, less any debt the Broker/Agent owed to the Company. No commission will be paid on premium received by the Company after the Broker/Agent's death. Commission payments to the Broker/Agent shall terminate as of the effective date of termination of this Agreement.

6. COMMISSION ACCOUNTING. The Company agrees to make periodic accounting to the Broker/Agent of all commissions paid or payable to him/her since the most recent previous accounting. The Broker/Agent agrees that such accounting shall be conclusively deemed correct unless written objection thereto is delivered to the Company within ninety (90) days after such accounting is mailed to the Broker/Agent at the most recent address shown for him/her in the records of the Company, or delivered to him/her in person. The Broker/Agent shall immediately notify the Company of overpayments and of payments to which the Broker/Agent is not entitled and shall refund the erroneous payment to the Company or make arrangements for the erroneous payment to be charged against future commissions which might become due to the Broker/Agent. Nothing in this paragraph shail diminish or restrict the Company's right to recover overpayments or commissions paid in error.

7. ADVERTISING. The Broker/Agent is not permitted under this contract to advertise the Company in any form. No use of the name, logo, etc. is permitted by the Broker/Agent for the purpose of advertising the Company or its products.

8. RECORDS. The Broker/Agent shall maintain complete records of all transactions related to applications which the Broker/Agent receives or transmits and any other records required by law or regulation. Such records shall be accessible to the Company upon reasonable requests for the duration of this Agreement and for one year following termination of this Agreement. (page 2 of 4)

                                  (page 2 of 4)

9. RULES AND PROCEDURES. The Broker/Agent agrees to comply with all rules and regulations of the Company presently in effect and any additions or amendments made thereto from time to time. The Broker/Agent further agrees that he/she will make no representation regarding benefits to be provided by the Company except through written material furnished for that purpose by the Company. The Broker/Agent understands and agrees that he/she is not authorized to make any oral or written change in any form. application or contract furnished by the Company, or in premium rates quoted by the Company: to require the Company to quote rates on prospective policies; or to bind the Company in any way. Broker Agent shall comply with the Company's Code of Business Conduct, a copy of which is available upon request.

10. LIMITATIONS. The Company reserves the right to reject or conditionally accept applications submitted by the Broker/Agent, to refuse to quote on prospective group contracts solicited by the Broker/Agent, and to refuse any group contract in force with the Company. The Broker/Agent's authority to collect premium is limited to the initial premium from each applicant. The Broker/Agent is not authorized to accept on behalf of the Company any subsequent premium or other payment.

11. RIGHT TO DISCONTINUE OR CHANGE. The Broker/Agent understands and agrees that at all times the Company has the right to discontinue issuing any contract form, to change the rate or payment basis of the commission payable to the Broker/Agent on one or more contract forms, except that a change of commission rates will not take effect until notice of the change has been delivered to the Broker/Agent, and to discontinue offering any contract form for sale by the Broker/Agent upon immediate notice.

12. TERM AND TERMINATION. This Agreement shall become effective on the first of the month following that in which it has been signed by the Broker/Agent and by an authorized representative of the Company. It shall remain in effect until terminated by either party.

Either party may terminate this Agreement without cause upon ninety (90) days written notice to the other party of intent to terminate. Either party may terminate this Agreement for cause upon thirty (30) days written notice unless such cause for termination is remedied within fifteen (15) days of receipt of such notice. This Agreement shall terminate automatically and without notice upon restriction, suspension, revocation or nullification of the Broker/Agent's license.

Termination shall not relieve either party of any obligation under this Agreement which arose prior to termination. Upon termination each party shall promptly pay any money owed to the other, and the Broker/Agent will promptly return to the Company all contract forms, property, records or other materials furnished by the Company.

13. MODIFICATION. The Company may amend or modify this Agreement and schedules or attachments hereto at anytime effective upon thirty (30) days advance written notice to the Broker/Agent. No amendments, modifications, or waiver of any provision shall be valid unless it is in writing and signed by an authorized representative of the Company.

14. ASSIGNMENT. Any voluntary or involuntary assignment of the Broker/Agent's interest under this Agreement, including the right to commissions, shall not be valid unless the Company has given prior, written consent to the assignment.

15. NOTICE. Any notice required to be given under this Agreement shall be satisfied if delivered in person or mailed, by first class mail to the Company at 100 S.W. Market Street, Portland, Oregon 97201, Attention: Broker/Agent Coordinator, Mail Station C-2-A. Notice shall be deemed communicated as of five
(5) days after mailing.

16. GOVERNING LAW/SEVERABILITY. This Agreement shall be governed by the laws of the State of Oregon. The invalidity or unenforceability of any term or provision of this Agreement shall not affect the validity or enforceability of any other term or provision.

17. WAIVER. The failure of the Company to take advantage of any of its rights or privileges under this Agreement or its forebearance or neglect to cancel or terminate this Agreement in the event of the Broker/Agent's failure to comply with their provision hereof shall not constitute a waiver by the Company of any of its rights or privileges hereunder.

18. MERGER. This Agreement, including any valid attachments, schedules and amendments, constitutes the entire agreement between the Company and the Broker/Agent. Any prior agreement between Company and the Broker/Agent pertaining to the Plan shall have no further force or effect except that any obligation of either party to the other which arose under the prior contract shall continue to exist.

                                 (page 3 of 4)

IN WITNESS WHEREOF, the parties.have caused this Agreement to be executed by the Broker/Agent and accepted by the Company as of the 2nd day of November 1998.


        BROKER/AGENT                   REGENCE LIFE AND HEALTH INSURANCE COMPANY

/s/ Scott E. Deru
    -----------------------------      -----------------------------------------
    Scott E. Deru                              (Authorized Representative)

    Manager
    -----------------------------      -----------------------------------------










FORM BG 7073 (4/96)
                                 (page 4 of 4)

AGENCY APPLICATION/COMMISSION AGREEMENT
MEDICAL LIFE INSURANCE COMPANY
          CLEVELAND, OH

                                  INSTRUCTIONS

1) Complete and Sign Part I, Application.
2) Carefully read and sign Part II, Agency/Commission Agreement.
3) Forward this entire form to Medical Life.
4) Upon approval. Medical Life will provide the Agent with a copy of this Agreement.

             PLEASE BE SURE ALL INFORMATION IS COMPLETE AND ACCURATE

PART I. AGENT/AGENCY APPLICATION

1. Name
   FRINGE BENEFIT ANALYSTS, ILC

2. Mailing Address
   471 W Heritage Park Blvd. Suite #1
   City   Layton
   State  UT       ZIP  84041
   Business Telephone: ( 801 ) 773-8998

If individual, answer question 3.

3. Date of Birth      SS#

   ---------------    ------------------

If corporation, answer question 4.

4. Name of Corporation  Fringe Benefit Analysts, LLC
                        471 W Heritage Park Blvd., Ste #1
                        Layton, UT 84041
   Tax I.D. Number 87-

5. Previous addresses, past 5 years:
                        649  N.  Main
                        P.O. Box 336
                        Layton, UT 84041

Use separate page if necessary

6. Are you now licensed for
   Life?   Yes       A&H?  Yes

   States: Utah, California, Arizona, Idaho & Wyoming
   License No. Utah 3778

7. Give the following information regarding all current and past appointments with life and/or health insurance companies:
-------------------------------------------------------------
FROM TO           NAME OF COMPANY             OK TO CONTACT?
MO/YR MO/YR       ADDRESS OF HOME OFFICE      [ ] YES

                                              [ ] NO

-------------------------------------------------------------
FROM TO           NAME OF COMPANY             OK TO CONTACT?
MO/YR MO/YR       ADDRESS OF HOME OFFICE      [ ] YES

                                              [ ] NO

-------------------------------------------------------------
FROM TO           NAME OF COMPANY             OK TO CONTACT?
MO/YR MO/YR       ADDRESS OF HOME OFFICE      [ ] YES

                                              [ ] NO

-------------------------------------------------------------
FROM TO           NAME OF COMPANY             OK TO CONTACT?
MO/YR MO/YR       ADDRESS OF HOME OFFICE      [ ] YES

                                              [ ] NO

-------------------------------------------------------------

8. Have you ever been convicted of a felony?.    NO
   (If 'yes' enclose details)                 --------

9. Do you owe an unpaid balance to any insurance company?
         NO       (If 'yes' enclose details)
      -------

I certify that the answers to the above questions are true. I agree to comply with all regulations imposed by Medical Life Insurance Company and/or the Insurance Department. I understand and agree that I will not solicit business until MLI has notified me that I have been authorized to do so. I further certify that I am free to contract with Medical Ufe Insurance Company.

/s/ Scott E. Deru                       Manager
----------------------------------    ----------------
Signature of applicant

      11/2/98
----------------------------------
Date

     E. If any coverage described is terminated by ML! or the group or by both for any reason or cause, all right to commissions that might otherwise have occurred hereunder on such policy shall cease. No commissions shall accrue on any coverage issued to any employee under the conversion privilege in the policy.

     F. In the case of termination of this Agreement, commissions shall continue to be paid as set forth in Section V of this Agreement.

IV. TERM/TERMINATION. This Agreement is for an inaefinite term. Either party may terminate this Agreement upon thirty (30) days written notice to the other party; however, breach of the conditions or provisions hereof or fraud will cause this Agreement to terminate immediately upon MLI's written notice to Agent. This Agreement shall termi- nate automatically upon the termination, suspension or expiration of the Agent's license.

V. CONTINUATION OF PAYMENT AFTER TERMINATION. Upon the termination of this Agreement for reasons other than Agent's breach, fraud, or the termination, suspension or expiration of Agent's license; and subject to MLI's reservation of rights under Section I above; and subject to Agent remaining the agent of record for the applicable account(s), MLI will continue to pay Agent the regular renewal commissions for all premiums collected for the time period set forth in the Commission Schedule. If such terminaiton is the resut or Agent's death, MLI will pay said commissions for said time period to Agent's estate, unless applicable state law provides otherwise. Notwithstanding any provisions to the contrary, MLI shall continue to own the underlying business regardless of the reason for termination of this Agreement.

VI. RECORDS. The Agent shall maintain proper records of business transacted under this Agreement and shall make such records available to MLI upon request.

VII. PRINTED MATERIAL. MLI will furnish the Agent all supplies, applications, circulars and other printed matter necessary for doing business under this Agreement. The Agent agrees not to publish or distribute any circulars, advertisements or other matter referring to MLI without first securing the written approval of MLI. All printed matter and supplies so furnished are the property of MLI and must be promptly returned to MLI upon request.

VIII.LIMIT OF AUTHORITY.  The Agent is not  authorized to: (a) extend credit for
     MLI; (b) alter, waive or modify any of the terms, conditions or limitations of any policy issued; (c) effect any verbal agreement or contract of insurance; nor (d) effect any contract of insurance except by means of authorized policy forms according to our underwriting rules and regulations. The Agent shall have no authority other than expressly granted in this Agreement. No forbearance or neglect on the part of MLI to insist upon compliance by the Agent with the terms of this Agreement shall be construed as or constitute a waiver of any of the terms of this Agreement. The Agent has no authority to collect or issue a receipt for any premiums other than the initial premiums collected with applications for group insurance. Any authority otherwise granted under this Agreement shall end upon termination of this Agreement.

IX. DISCONTINUANCE OF POLICY FORMS. We may discontinue or withdraw from the Agent any policy plan scheduled herein or hereafter and may fix commissions and renewal commissions on any policy not scheduled herein.

X. GOVERNING LAW. This Agreement is governed and construed in accordance with the laws of the State of utah. All disputes with regard to this Agreement or any part thereof, unless settled amicably, must be submitted to arbitration at the domicile of Medical Life Insurance Company, Cleveland, Ohio. Arbitration shall be conducted by three arbitrators, one appointed by the Agent, one appointed by MLI, and one appointed by the named arbitrators.

XI. ASSIGNMENT. Neither this Agreement nor any of the benefits the Agent accrues hereunder shall be assigned or transferred either in whole or in part without the written consent of ML).

XII. INDEMNIFICATION, HOLD HARMLESS. The Agent agrees to indemnify and hold MLI harmless from all loss, expense, cost and liability resulting from unauthorized acts or transactions by said Agent or any other persons engaged or acting on the Agent's behalf.

XIII.NOTICE. All notices required by this Agreement shall be in writing and shall be deemed sufficiently given and delivered at the time of mailing thereof it sent by regular mail to the principal place of business of either party.

XIV. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties hereto and no modification. amendment, change or discharge of any provision of this Agreement shall be valid or binding unless the same is in writing and signed by all parties hereto.

             AGENT CONTRACT
                 GROUP

HealthWise, an Independent Licensee of the Blue Cross and Blue Shield Association (hereinafter referred to as "the Plan") hereby contracts with:
Agency Fringe Benefit Analysts, LLC (hereinafter referred to as "Agent") To act as the Plan's Agent, having been duly licensed as an insurance agent/broker by the State of Utah for solicitation of applications for insurance offered by the Plan. The parties hereby agree:

 Appointment  &  Relationship

The Agent is an independent contractor authorized to solicit applications for group insurance on behalf of the Plan. The execution of this contract shall not be deemed to create an employer-employee relationship between the Plan and the Agent.

The Agent is authorized to submit applications to the Plan for acceptance or rejection and to collect the appropriate premium due for subject applications. The Agent shall be free to exercise his/her/its own judgment concerning who he/she/it solicits on behalf of the Plan and the rime and place of solicitation, subject to provisions of this Agreement, applicable statutes, governmental regulations, and production requirements implemented by the Plan and subject to application eligibility requirements. The Agent agrees to follow the guidelines set out in the Plan's Agent/Broker Manual, which are subject to change from time to time.

The Agent assumes responsibility for all expenses incurred pursuant to conduct of business under this Agreement.

Authority

The Agent shall obtain any and all licenses required by the State of Utah, local laws or regulations. The Agent shall make no representations with respect to the Plan's health care coverage except as may be contained in the written material prepared and furnished to the Agent by the Plan, and shall not make any oral or written alteration, modification, or waiver of any term or condition applicable to that coverage without the express written consent of the Plan.

The Agent is not authorized to extend credit for or make any commitment on behalf of the Plan. The Agent shall have no authority other than expressly specified in this Agreement. No Agent is authorized to collect premium beyond the initial application premium for insurance which will be directly billed by the Plan. The Agent agrees not to illegally withhold any funds, rebate any premiums, or otherwise violate any applicable statute or regulation pertaining to the solicitation of insurance or the licensing or activities of insurance agents.

Compensation

Agent shall receive a monthly commission on all business (as defined in the Agent/Broker Commission Schedule which is contained in the then current Agent/Broker Manual unless otherwise negotiated).

Commissions payable under this Agreement shall be paid so long as this Agreement is in effect, the business has health coverage with the Plan written through the Agent (as evidenced by a current letter of record), and the Agent continues to service the business.

Commissions shall not be payable unless and until the premiums to which they apply are received by the Plan, and Agent has complied with the terms of this Agreement.

The Plan shall have the right to discontinue writing or to alter the health care coverage under any contract executed between any business and the Plan according to the terms of the contract. If the Plan rescinds the contract with the business and returns premiums, the Agent shall repay to the Plan, upon demand, the amount of commissions Agent has received on the returned premiums.

Litigation/Venue

The Agent shall indemnify and save harmless the Plan from any and all claims, liability, attorney fees, costs, and damage or loss occurring by reason of any failure by Agent or Agent's employees to comply with this Agreement or any applicable law or regulation. The Agent further agrees to be covered and to cover his/her/its employees by an errors and omissions policy of insurance to such an extent as is consistent with currently accepted practice within the insurance business, and will provide to the Plan a Certificate of Insurance evidencing such insurance. Agent agrees to notify Plan immediately if Agent's errors and omissions policy is cancelled or amended to limit its coverage in any material respect.

In the event of any dispute or controversy concerning the construction, interpretation, performance, or breach of this Agreement, arising between the Plan and Agent, the same shall be submitted to binding arbitration under the appropriate rules of the American Arbitration Association. Any arbitration shall be conducted in Salt Lake City, Utah, unless mutually agreed otherwise by the parties. Fees associated with initiating an arbitration proceeding under this paragraph shall be split equally between and advanced by the parties; subject, however, to final apportionment by the arbitrator in his or her award. The parties agree that the arbitrator's award shall be binding and may be enforced in any court having jurisdiction thereof by filing a petition for enforcement of said award.

Advertising

The Agent agrees that all printed matter, applications, sales literature and other written material furnished by the Plan remains the property of the Plan, subject to its control at all times and will be returned to the Plan upon request. The Agent shall not employ or make use of any advertisement or material in which the Plan's name, licensed service mark(s), and/or corporate symbols are contained, without the express prior written consent of the Plan (and owner, if other than the Plan).

Agent Sub-appointments

The Agent may not appoint Subagents under this Agreement and will exercise all authority conferred herein personally or through his/her/its employees and no others.

Appointment Fees

Agent shall reimburse Plan for the amount of the Plan's expense to appoint, re-appoint, maintain appointment, or cancel appointment of Agent with the appropriate governmental agency(s). At Plan's discretion, such reimbursement may be withheld from commissions due to Agent.

Reports & Records

The Plan agrees to remit to Agent a Commission Schedule on a monthly basis depicting the products sold, the premiums produced, and a commission paid thereon.

A report as referred to above shall be deemed to be accurate unless either party makes an objection thereto within thirty (30) days of the date of the provision of such report to Agent.

The Plan shall have the right to audit Agent at Agent's regular place of business during normal business hours.

Agent agrees to reimburse Plan for the expenses of any audit arising out of the fraud or intentional misrepresentation of the Agent.

Refunds

The Plan may reject any application for insurance solicited by the Agent without specifying reason and return any premium. In the event premium is refunded on a policy, no compensation will be remitted to an Agent and/or commission remitted must be returned to the Plan.

Indebtedness

Any indebtedness of an Agent to the Plan is deemed to be a first lien on any compensation commission due or payable. The Agent is responsible to repay any commission payment made in error by the Plan.

Assignment

No assignment of compensations or benefits may be transferred by the Agent without prior written acceptance by the Plan.

Termination

This Agreement may be cancelled at any time, by either party, by the giving of ninety days prior written notice to the other party. Termination shall take effect on the ninetieth day after such notice is given or such later date as is specified in the notice. In the event of termination, the commissions payable hereunder shall be paid only up to the effective date of termination.

This Agreement will automatically terminate if, at any time, the license granted to the Agent from the State of Utah is suspended, cancelled, surrendered, or otherwise terminated and/or if the Agent breaches any provision of the Agreement, commits any fraudulent act or fails to follow the guidelines set out in the Plan's Agent/Broker Manual, as amended.

If the Agent should change his/her/its residence from the State of Utah, evidence of effective non-resident Utah State licensure and re-appointment with HealthWise shall be required within sixty (60) days to receive continuous payment of commissions. If evidence of effective non-resident Utah State lieensure and re-appointment with HealthWise is received after the sixty (60) day grace period, commissions will be payable only from the re-appointment date forward.

Upon termination of this Agreement, all material furnished to Agent by the Plan shall be promptly returned to the Plan.

Vesting

In the event of Agent's death or permanent disability, renewal compensation shall be paid to the Agent's personal representative duly licensed in disability and health by the State of Utah Insurance Department, so long as the Plan continues to utilize the services of agents in the sales and servicing of its products.

Waiver

Failure of the Plan to enforce any provision or regulation of this Agreement shall not constitute a waiver. Sole Agreement This Agreement terminates and supersedes all prior agreements between Agent and Plan relative to policies issued through Agent after the effective date.

Sole Agreement

This Agreement terminates and supersedes all prior agreements between Agent and Plan relative to policies issued through Agent after the effective date.

Effective Date

This contract shall be effective as of the date of the Plan's signature and execution, below, provided Agent has paid the fee charged by the Plan for appointment.

I accept this Contract subject to the terms and conditions contained herein.

                                            Fringe Benefit Analysts, LLC
                                            ------------------------------------
                                            Agency Name (please print)

                                            /s/ Scott E. Deru
                                            ------------------------------------
                                            Authorized Signature

                                                Manager
                                            ------------------------------------
                                            Title (if applicable)

                                                11/2/98
                                            ------------------------------------
                                            Date

                              - FOR PLAN USE ONLY-

In witness whereof, this Contract has been signed and executed on this______ day of _________________.

                                            ------------------------------------
                                            Plan


                                            ------------------------------------
                                            Title








Rev. 8/93                                                           hartallh.pm6
--------------------------------------------------------------------------------

                                 AGENT CONTRACT
                              GROUP AND INDIVIDUAL

Blue Cross and Blue Shield of Utah (hereinafter referred to as "the Plan") hereby contracts with Agency Fringe Benefit Analysts, LLC hereinafter referred to as "Agent")

To act as the Plan's Agent, having been duly licensed as an insurance agent/broker by the State of Utah for solicitation of applications for insurance offered by the Plan.

The parties hereby agree:

Appointment  &  Relationship

The Agent is an independent contractor authorized to solicit applications for group and individual insurance on behalf of the Plan. The execution of this contract shall not be deemed to create an employer-employee relationship between the Plan and the Agent.

The Agent is authorized to submit applications to the Plan for acceptance or rejection and to collect the appropriate premium due for subject applications. The Agent shall be free to exercise his/her/its own judgment concerning who he/she/it solicits on behalf of the Plan and the time and place of solicitation, subject to provisions of this Agreement, applicable statutes, governmental regulations, and production requirements implemented by the Plan and subject to application eligibility requirements. The Agent agrees to follow the guidelines set out in the Plan's Agent/Broker Manual, which are subject to change from time to time.

The Agent assumes responsibility for all expenses incurred pursuant to conduct of business under this Agreement.

Authority

The Agent shall obtain any and all licenses required by the State of Utah. local laws or regulations. The Agent shall make no representations with respect to the Plan's health care coverage except as may be contained in the written material prepared and furnished to the Agent by the Plan, and shall not make any oral or written alteration, modification, or waiver of any term or condition applicable to that coverage without the express written consent of the Plan.


The Agent is not authorized to extend credit for or make any commitment on behalf of the Plan. The Agent shall have no authority other than expressly specified in this Agreement. No Agent is authorized to collect premium beyond the initial application premium for insurance which will be directly billed by the Plan. The Agent agrees not to illegally withhold any funds, rebate any premiums, or otherwise violate any applicable statute or regulation pertaining to the solicitation of insurance or the licensing or activities of insurance agents.


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


Compensation

Agent shall receive a monthly commission on all business (as defined in the Agent/Broker Commission Schedule which is contained in the then current Agent/Broker Manual unless otherwise negotiated).

Commissions payable under this Agreement shall be paid so long as this Agreement is in effect, the business has health coverage with the Plan written through the Agent (as evidenced by a current letter of record), and the Agent continues to service the business.

Commissions shall not be payable unless and until the premiums to which they apply are received by the Plan. and Agent has complied with the terms of this Agreement.

The Plan shall have the right to discontinue writing or to alter the health care coverage under anv contract executed between any business and the Plan according to the terms of the contract. If the Plan rescinds the contract with the business and returns premiums, the Agent shall repay to the Plan. upon demand, the amount of commissions Agent has received on the returned premiums.

Litigation/Venue

The Agent shall indemnify and save harmless the Plan from any and all claims, liability, attorney fees. costs, and damage or loss occurring by reason of any failure by Agent or Agent's employees to comply with this Agreement or any applicable law or regulation. The Agent further agrees to be covered and to cover his/her/its employees by an errors and omissions policy of insurance to such an extent as is consistent with currently accepted practice within the insurance business, and will provide to the Plan a Certificate of Insurance evidencing such insurance. Agent agrees to notify Plan immediately if Agent's errors and omissions policy is cancelled or amended to limit its coverage in any material respect.

In the event of any dispute or controversy concerning the construction, interpretation, performance, or breach of this Agreement, arising between the Plan and Agent, the same shall be submitted to binding arbitration under the appropriate rules of the American Arbitration Association. Any arbitration shall be conducted in Salt Lake City, Utah, unless mutually agreed otherwiseby the parties. Fees associated with initiating an arbitration proceeding under this paragraph shall be split equally between and advanced by the parties; subject, however, to final apportionment by the arbitrator in his or her award. The panics agree that the arbitrator's award shall be binding and may be enforced in any court having jurisdiction thereof by filing a petition for enforcement of said award.

Advertising

The Agent agrees that all printed matter, applications, sales literature and other written material furnished by the Plan remains the property of the Plan, subject to its control at all times and will be returned to the Plan upon


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



request. The Agent shall not employ or make use of any advertisement or material in which the Plan's name, licensed service mark(s), and/or corporate symbols are contained, without the express prior written consent of the Plan (and owner, if other than the Plan).

Agent Sub-appointments

The Agent may not appoint Subagents under this Agreement and will exercise all authority conferred herein personally or through his/her/its employees and no others. Appointment Fees Agent shall reimburse Plan for the amount of the Plan's expense to appoint, re-appoint, maintain appointment, or cancel appointment of Agent with the appropriate governmental agency(s). At Plan's discretion, such reimbursement may be withheld from commissions due to Agent.

Reports & Records

The Plan agrees to remit to Agent a Commission Schedule on a monthly basis depicting the products sold, the premiums produced, and a commission paid thereon.

A report as referred to above shall be deemed to be accurate unless either party makes an objection thereto within thirty (30) days of the date of the provision of such report to Agent.

The Plan shall have the right to audit Agent at Agent's regular place of business during normal business hours.

Agent agrees to reimburse Plan for the expenses of any audit arising out of the fraud or intentional misrepresentation of the Agent.

Refunds

The Plan may reject any application for insurance solicited by the Agent without specifying reason and return any premium. In the event premium is refunded on a policy, no compensation will be remitted to an Agent and/or commission remitted must be returned to the Plan.

Indebtedness

Any indebtedness of an Agent to the Plan is deemed to be a first lien on any compensation commission due or payable. The Agent is responsible to repay any commission payment made in error by the Plan.

i;
Assignment

No assignment of compensation or benefits may be transferred by the Agent without prior written acceptance by the Plan.



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


Termination

This Agreement may be cancelled at any time. by either party, by the giving of ninety days prior written notice to the other party. Termination shail take effect on the ninetieth day after such notice is given or such later date as is specified in the notice. In the event of termination, the commissions payable hereunder shall be paid only up to the effective date of termination.

This Agreement will automatically terminate if. at any time, the license granted to the Agent from the State of Utah is suspended, cancelled, surrendered, or otherwise terminated and/or if the Agent breaches any provision of the Agreement, commits any fraudulent act or fails to follow the guidelines set out in the Plan's Agent/Broker Manual, as amended.

If the Agent should change his/her/its residence from the State of Utah, evidence of effective non-resident Utah State licensure and re-appointment with Blue Cross and Blue Shield of Utah shall be required within sixty ('60) days to receive continuous payment of commissions. If evidence of effective non-resident Utah State licensure and re-appoint- ment with Blue Cross and Blue Shield of Utah is received after the sixty (60) day grace period, commissions will be payable only from the re-appointment date forward. Upon termination of this Agreement, all material furnished to Agent by the Plan shall be promptly returned to the Plan.

Vesting

In the event of Agent's death or permanent disability, renewal compensation shall be paid to the Agent's personal representative duly licensed in disability and health by the State of Utah Insurance Department, so long as the Plan continues to utilize the services of agents in the sales and servicing of its products.

Waiver

Failure of the Plan to enforce any provision or regulation of this Agreement shall not constitute a waiver.

Sole Agreement

This Agreement terminates and supercedes all prior agreements between Agent and Plan relative to policies issued through Agent after the effective date.


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



Effective Date

This contract shall be effective as of the date of the Plan's signature and execution, below, provided Agent has paid the fee charged by the Plan for appointment.

I accept this Contract subject to the terms and conditions contained herein.


                                            Fringe Benefit Analysts, LLC
                                            ------------------------------------
                                            Agency Name (please print)

                                            /s/ Scott E. Deru
                                            ------------------------------------
                                            Authorized Signature

                                                Manager
                                            ------------------------------------
                                            Title (if applicable)

                                                11/2/98
                                            ------------------------------------
                                            Date

                              - FOR PLAN USE ONLY-

In witness whereof, this Contract has been signed and executed on this______ day of _________________.

                                            ------------------------------------
                                            Plan


                                            ------------------------------------
                                            Title








Rev. 8/93                                                           hartallh.pm6
--------------------------------------------------------------------------------
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

                                AGENT APPLICATION

Regence
Blue Cross Blue Shield of utah
An Independemt Licencee of the
Blue Cross and Blue Shield Association

Agent/Agency Name:   FRINGE BENEFIT ANALYSTS, LLC .
                     (Please print - must read exactly as the name listed on
                      your Insurance License)

Business Address:                              Residence Address:

471 W Heritage  Park Blvd.,  Ste #1            ---------------------------------
P.O. Box 336                                   ---------------------------------
Layton. UT 84041                               ---------------------------------
Daytime Telephone: (801) 773-8998
                  Send commissions and mail to: [X] Business    [ ] Residence
Birthdate: ________________
Insurance License #: _______________             Social Security #: ______
Organization License #:  3778                    Tax ID #:   87-0618333
                       -------------                      ----------------

If partnership or corporation, list name, address and birthdate of all partners/officers (attach additional page if needed):

        Scott E. Deru, President, 3410 N 2350 E,  Layton. UT 84040   07/17/60
        Terry M. Deru,  Vice-President, 336  W Hardscrabble Rd, Morgan,
                                        UT 84050   08/30/54
        Elaine M. Deru, Sec./Treas, 2617  E 1650 N, Layton,
                                    UT 84040   11/Q8/33
Licensed in: [X] Life & Disability  [X] Property/Casualty  [X] Securities

Which States:  Utah  CA,  ID, AZ & WY
Years experience in Life/Accident and Health: ___

List Life/Health companies you currently represent:
    See attached list

Current errors and omissions policy must be in force and maintained in order to be appointed with Regence BlueCross BlueShield of Utah.

Errors & Omissions Policy #: NAL-25463
Carrier: NALU/Affinity Insurance Services

Have you ever been convicted of a felony? No

Have you ever had your insurance/security license suspended or revoked? NO If yes, please explain:

Have you ever been terminated, suspended or put on probation by any health carrier? No If yes, please explain:
________________________________________________________________________________
________________________________________________________________________________

/s/ Scott Deru                                            11/02/98
------------------------------------             -------------------------------
    Applicant Signature                              Date

      NOTE: APPLICATION MUST BE ACCOMPANIED BY A COPY OF INSURANCE LICENSE
                        AND COMPLETED, SIGNED CONTRACT(S)

  WHITE COPY - Marketing YELLOW COPY - Cash Services PINK COPY - Agent/Agency

        (Please return the WHITE and YELLOW copies to Regence BlueCross
                               BlueShield of Utah)


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